EXHIBIT 10.6


                                SERVICE AGREEMENT



THIS AGREEMENT dated for reference the 1st day of March, 1999.

BETWEEN:

          John Gordon Thompson.of 6368 Crescent Court, Delta British Columbia V4K 4Y5

          ("THOMPSON")

                                                             OF THE FIRST PART

AND:

          Sportsprize  Entertainment  Inc.,
          A body corporate incorporated under the laws of the State of Nevada, U.S.A.

          ("SEI")

                                                             OF THE SECOND PART

WHEREAS:

A. Thompson has fourteen years experience in sports related gaming operations with the British Columbia Lottery Corporation.

B. SEI wishes for Thompson to serve as an officer of SEI and perform the duties of the office of Vice President of Research and Development of SEI, on the terms and subject to the conditions set out herein.

     NOW, THEREFORE, THIS AGREEMENT WITNESSES that the parties mutually agree as follows:

1. Engagement: SEI engages Thompson and Thompson agrees, to serve as an officer of SEI and perform the duties of the office of Vice President of Research and Development of SEI described in subsection 3(a), on the terms and subject to the conditions set out herein.

2.   Term:  The term  ("Term")  of the  engagement  ("Engagement")  pursuant  to section 1 will be deemed to have commenced on the date of execution and will end on the first anniversary, unless terminated pursuant to this Agreement.

3.   Duties and Obligations of THOMPSON: During the Term, THOMPSON will:


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     (a)  Make himself available for election to the Office of Vice President of
          SEI, including, without limitation, performance of each of the following duties:

          (i) Acting as, and accepting the appointment to the Office of Vice President of Research & Development.

          (ii)      Recommending product specifications.

          (iii) Responsibility for preparing specifications for product development and software design.

          (iv)      Designing  and  implementing   procedures  for  product  and
                    software development.

          (v) Assuming responsibility for direction and development of product.

          (vi) Undertaking strategic planning in all present and future product development.

          (vii) Monitoring and evaluating the product design and systems support

          (viii) Maintaining liaison with key personnel such as software developers, designers, writers engineers and systems support staff.

          (ix) Participating in corporate strategies for product roll out; including presentations, board meetings etc.

          (x) Assisting the President and otherwise acting in accordance with his instructions.

     (b) Be liable to his own income tax pursuant to the Income Tax Act and any other applicable legislation.

4. Performance: Thompson and Thompson will perform their duties hereunder as follows:

     (a) Subject to ill health of Thompson, he will provide the services to SEI during each day that is a business day in the Term.

     (b) During the Term to performing the duties described in subsection 3(a) to the best of his skill and ability.


5. Remuneration: In consideration of the services to be provided by Thompson hereunder, SEI will:


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     (a)  pay Thompson USD$ 3,500 (or such other amount as the parties may agree in writing) per calendar month during the Term on the last day of each month or, if such days are not business days, on the first prior day that is a business day;

          (1) Once Thompson Completes and delivers a working Product that has been Beta tested on SEI web-site and is available for commercial use, SEI shall increase the payments to Thompson to USD $5,000 per month.

          (2) Once the Product is has been put into commercial use, meaning that SEI is able to achieve revenue as a result of the working product, then Thompson shall receive a total of $7,000 per month.

     (b) Reimburse Thompson for all reasonable expenses incurred by him in the performance of the duties described in subsection 3(a) and will provide to SEI such particulars of such expenses as SEI may reasonably require;

     (C) grant to Thompson, Incentive Stock Options in the amount 150,000 shares priced at $0.25


6.   Termination: The following will govern termination under this Agreement:

     (a) SEI may terminate the Engagement without notice and without any payment in lieu of notice if:

          (i) Thompson is guilty of any wilful act, neglect, or conduct that causes substantial damage (materially injure the reputation of SEI) or discredit to SEI, or

          (ii) Thompson is convicted of any offense involving fraud.

     (b)  SEI may  terminate  the  Engagement on notice given not less than one-
          (1) months prior to the effective date of termination. Upon such termination, Thompson will be paid in an amount equivalent to three months remuneration as set out in section 5.

7. Disclosure: Thompson will, refrain from making public or disclosing to any person who is not an officer or direction of SEI any information, not already in the public domain, that may come to the knowledge of Thompson during the Term respecting the business dealings of SEI or any of the clients of SEI.

8. Indemnity: 1. Thompson will indemnify and save harmless SEI from and against any and all damages or losses resulting from:

     (a)  Any breach of this Agreement on the part of Thompson, or



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     (a)  Any  act  or  omission  of  Thompson  where  such  constitutes   gross
          negligence or wilful misconduct, but no act of Thompson will, of itself, be deemed gross negligence or willful misconduct if it is done or omitted at the instruction or with the concurrence of the Board.

     2. SEI will provide a separate Indemnification Agreement to Thompson in respect to his duties as an officer of SEI

9.   Miscellaneous

     (a) Each party will, on the request of the other, execute and deliver such other agreements, deeds, documents, and instruments, and do such further acts and things as the other may reasonably request in order to evidence, carry out and give full force and effect to the terms, conditions, intent and meaning of this Agreement.

     (b) If any provision of this Agreement is invalid or unenforceable for any reason whatsoever, such provision will be severable from the remainder of this Agreement, the validity of the remainder will continue in full force and effect and this Agreement will be construed as if it had been executed without the invalid or unenforceable provision.

     (c) No consent or waiver express or implied, by either party to or of any breach by the other party in the performance by the other of any or all of its obligations under this Agreement:

          (i) Will be valid unless it is in writing and specifically stated to be a consent or waiver pursuant to this subsection,

          (ii) May be relied on by the other as a consent or waiver to or of any other breach or default of the same or any other obligation,

          (iii)Will   constitute   a  general   consent  or  waiver  under  this
               Agreement, or

          (iv) Will eliminate or modify the need for a specific consent or waiver pursuant to this subsection in any other instance.

     (d) Notices, requests, demands, or directions to one party to this Agreement by another will be in writing and will be delivered as follows:

          If to Sportsprize at:

          ----------------------------------

          ----------------------------------

          If to Thompson at:


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          ----------------------------------

          ----------------------------------
          Attention: Mr. Thompson

          Or to such other address as may be specified by one party to the other in a notice given in the manner provided in this subsection.

     (e) This Agreement is made in British Columbia with the intention that its construction and validity and all other issues related to its administration will, in all respects, be governed by the laws prevailing in that Province.

     (f) In the event of any dispute between the parties in respect of the interpretation of this Agreement or any matter to be agreed on, such dispute will be determined by a single arbitrator appointed and acting pursuant to the Commercial Arbitration Act (British Columbia) and the decision of the arbitrator will be final and binding on the parties.



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     (g)  This Agreement  constitutes the entire  agreement  between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no agreement collateral hereto other than as expressly set forth or referred to herein.


     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day first above written.


Sportsprize Entertainment Inc.
By it's authorized signatory:


/s/ Jeff Paquin
------------------------------------
Jeff Paquin



John Thompson
By his signatory:

/s/ John Thompson
------------------------------------
John Thompson